SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
February 14, 2006

Date of Report (date of earliest event reported)
DELTA PETROLEUM CORPORATION
Exact Name of Registrant as Specified in its Charter

Delaware	0-16203	84-1060803

State or Other Jurisdiction	Commission File	IRS Employer Identification
of Incorporation	Number	Number
Suite 4300
370 17th Street
Denver, Colorado, 80202

Address of Principal Executive Offices, Including Zip Code
(303) 293-9133

Registrant’s Telephone Number, Including Area Code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(b) Pro Forma Financial Information.
      The following unaudited pro forma financial statements set forth on Exhibit 99.1 are incorporated herein by reference and are filed herewith:

Unaudited Condensed Combined Pro Forma Financial Statements	F-1

Unaudited Condensed Combined Pro Forma Balance Sheet at September 30, 2005	F-2

Unaudited Condensed Combined Pro Forma Statement of Operations Three Months Ended September 30, 2005	F-3

Unaudited Condensed Combined Pro Forma Statement of Operations Year Ended June 30, 2005	F-4

Notes to Unaudited Condensed Combined Pro Forma Financial Statements	F-5
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA PETROLEUM CORPORATION
(Registrant)

Date: February 14, 2006	By:	/s/ Kevin K. Nanke

Kevin K. Nanke, Treasurer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Pro Forma Financial Information